8. Accrued Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Accrued Compensation
Accrued Compensation

Accrued compensation consists of the following at:

	September 30, 2015	December 31, 2014
Accrued officer’s compensation - CEO	$–	$1,053,187
Accrued other compensation - employee	–	441,462
Accrued payroll taxes – delinquent	297,434	316,044
Accrued payroll taxes on accrued payroll	–	185,866
	$297,434	$1,996,559

In prior years, the Company made minimal payments to its employees and accrued most of their compensation. In addition, the Company has delinquent payroll taxes incurred mainly under previous management. In October 2010, the IRS filed a federal tax lien against us in the amount of $136,678 related to past-due payroll taxes. The Company has accrued estimated interest for non-payment of those past due payroll liabilities.

During the three months ended March 31, 2015, our former Chief Executive Officer and former Controller forgave $1,053,187 and $441,462, respectively of accrued compensation. These amounts have been recorded as contributed capital in the accompanying consolidated financial statements.  In addition, the Company charged off the related accrued payroll taxes of $185,866, which were also credited to additional paid-in capital.

Accrued compensation consists of the following at December 31:

	2014	2013
Accrued officers compensation – CEO	$1,053,187	$912,343
Accrued other compensation – employee	441,462	330,599
Accrued payroll taxes – delinquent	316,044	311,595
Accrued payroll taxes on accrued payroll (not yet due)	185,866	158,187
	$1,996,559	$1,712,724

In prior years, we made minimal payments to our employees and accrued most of their compensation. In addition, we have delinquent payroll taxes incurred mainly under previous management. In October 2010, the IRS filed a federal tax lien against us in the amount of $136,678 related to past-due payroll taxes. The Company has accrued estimated interest for non-payment of those past due payroll liabilities.

Accrued Officer’s Compensation - CEO

Settlement Agreement

In order to facilitate the investment by Sky Rover discussed in Note 1, on September 19, 2014 we entered into a Settlement Agreement with our CEO which will become effective once all closing conditions for the Sky Rover SPA have become effective as more fully described in Note 14. Under the Settlement Agreement, our CEO agreed to forgive all accrued but unpaid salary which amounted to $1,053,187 and any additional accrued salary though the closing date of the Stock Purchase Agreement. We did not accrue any compensation for our CEO during the fourth quarter of 2014 based on mutual agreement of the CEO and Sky Rover. In addition, our CEO gave up his right to any severance payment which would be due him under his employment agreement upon the closing of the Stock Purchase Agreement. For our part, we agreed to issue our CEO a promissory note for the amount of unpaid advances made to us by him in the amount of $142,203. The note will bear interest at 8% per annum and becomes due and payable one year from its effective date. Finally, the CEO will be allowed to retain no less than 2,000,000 of his currently held common shares. The terms of the Settlement Agreement with our CEO will only be effective and recorded if and when all closing conditions to the Sky Rover SPA have been met.

Advance Repayment

Prior to the Merger, FITT made advances to our CEO, either personally or to a company he owns, of $691,805, including annual interest of 6%. During the fourth quarter of 2013, our CEO repaid the advances through an agreement to surrender 668,386 shares of common stock of our post-merged company which were beneficially owned by him as part of the Merger. The shares were valued at approximately $1.04, the volume weighted adjusted price of the common stock for the 20 trading days prior to his agreement to surrender the shares. While the advances were formally relieved in fiscal 2013, the shares were surrendered during the first quarter 2014.

Although we believe these advances made to our CEO by FITT have been appropriately accounted for, it is reasonably possible that a future examination by an external party may deem a portion of these advances to be compensatory. If such determination is made, the Company may be liable for employer payroll taxes on advances deemed compensatory.  Based on our estimation, if such a determination is made, the corresponding liability could range from approximately $17,000 to approximately $50,000. Such amount could increase if penalties and interests are assessed. As of the date of filing, there are no examinations by eternal parties that would indicate our initial treatment was incorrect.

Accrued Other Compensation – Employee

Settlement Agreement

On November 10, 2014, we entered into a Settlement Agreement with a former employee who served as our Controller. The Settlement Agreement will become effective once all closing conditions for the Sky Rover SPA have become effective. Under the Settlement Agreement, the former employee agreed to forgive all accrued but unpaid salary which amounted to $441,462 and any additional accrued salary though the closing date of the Stock Purchase Agreement. In addition, our employee gave up his right to any severance payment which might be due him under his employment agreement upon the closing of the Stock Purchase Agreement. For our part, we agreed to repay our employee $3,699 for advances he had made to our Company and repay a relative of our former employee $15,984 for employee health insurance premiums she had made on behalf of our Company. Finally, the former employee will be allowed to retain no less than 300,000 shares of our common stock issued to him in the Merger with FITT. The terms of the Settlement Agreement with our employee will only be effective and recorded if and when all closing conditions to the Sky Rover SPA have been met.

Advance Repayment

Effective January 14, 2014 a former employee repaid certain advances made to him in 2013 in the amount of $27,551 through an agreement to surrender 27,350 shares of common stock of our post-merged company which were beneficially owned by him. The shares were valued at the volume weighted adjusted price of the common stock for the 20 trading days prior to his agreement to surrender the shares.